EXHIBIT 99.1

Richard J. Paull
2344 NE 12th Street
Unit E

Pompano Beach, FL 33062

561-818-7180

December 14, 2022

MediXall Group, Inc.

2929 E. Commercial Blvd Ph-D

Fort Lauderdale, FL 33308

To Whom it May Concern:

This letter will serve as my letter of resignation as CFO of MediXall Group, Inc. effective as of today, December 14, 2022.